UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 1, 2020

Commission File Number 001-38308

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 1701-1703, 17/F.,

The Metropolis Tower,

10 Metropolis Drive, Hung Hom,

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GRNQ	NASDAQ Capital Market

Item 4.01. Changes in Registrant’s Certifying Accountants.

On July 1, 2020, Greenpro Capital Corp. (the “Company”) received a letter of resignation from its principal independent accountant, Weinberg & Company, P.A. (“Weinberg”), terminating its engagement with the Company, which resignation was effective immediately. There were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of Weinberg’s engagement up to the date of resignation which disagreements that, if not resolved to Weinberg’s satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements. None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2019 and 2018 and subsequently up to the date of resignation. The audit report of Weinberg on the financial statements of the Company as of December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles, except for Weinberg’s explanatory paragraph regarding the Company’s ability to continue as a going concern. A letter from Weinberg was provided to the Company addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Weinberg in this Current Report on Form 8-K. A copy of such letter is furnished hereto as Exhibit 16.1 with the filing of this Current Report on Form 8-K.

On July 3, 2020, the Company engaged JLKZ CPA LLP (“JLKZ”) to serve as its independent auditor. The decision to engage JLKZ as the Company’s principal independent accountant was approved by the Board of Directors of the Company on July 3, 2020 and by the Audit Committee of the Board of Directors of the Company on July 6, 2020. During the two fiscal years of the Company ended December 31, 2019 and 2018, and through the date of JLKZ’s engagement, the Company did not consult JLKZ regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Weinberg dated July 8, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: July 8, 2020	By:	/s/ Lee Chong Kuang
	Title:	President and Chief Executive Officer

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